UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 11, 2006

BLUE COAT SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28139	91-1715963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 N. Mary Avenue

Sunnyvale, California 94085-4121

(408) 220-2200

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 22, 2006, Blue Coat Systems, Inc. (“Blue Coat”) and Network Appliance, Inc. (“Network Appliance”) entered into a definitive agreement whereby Blue Coat would purchase certain assets of the NetCache business from Network Appliance (the “Purchase Agreement”). A copy of the Purchase Agreement was filed as Exhibit 2.1 to Blue Coat’s Current Report on Form 8-K filed on June 23, 2006. On September 8, 2006, Blue Coat and Network Appliance amended the Purchase Agreement pursuant to the Amendment to Asset Purchase Agreement (the “Amendment”). A copy of the Amendment is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 11, 2006, pursuant to the Purchase Agreement, as amended, Blue Coat purchased certain assets of the NetCache business from Network Appliance (“Asset Purchase”).

Pursuant to the Purchase Agreement, the consideration in the Asset Purchase consists of (i) $23,913,750 and (ii) 360,000 shares of Blue Coat Common Stock.

The Purchase Agreement contains representations, warranties, covenants and indemnities of Blue Coat and Network Appliance. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the Purchase Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Network Appliance or Blue Coat or any of their respective subsidiaries.

The Blue Coat Common Stock issued in the Asset Purchase was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of exemption from registration provided by Rule 506 of Regulation D, promulgated by the Securities and Exchange Commission.

The foregoing description of the Asset Purchase, the Purchase Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement attached as Exhibit 2.1 to Blue Coat’s Current Report on Form 8-K filed on June 23, 2006 and of the Amendment and the Blue Coat press release dated September 11, 2006, attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The Registrant will provide the financial statements required by paragraph (a) of Item 9.01 of Form 8-K promulgated by the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if any such information is required, on a Form 8-K/A as soon as possible after the Registrant files its Form 10-K for its fiscal year ended April 30, 2006 with the Commission.

(b) Pro Forma Financial Information

The Registrant will provide the pro forma financial information required by paragraph (b) of Item 9.01 of Form 8-K promulgated by the Commission pursuant to the Exchange Act, if any such pro forma financial information is required, on a Form 8-K/A as soon as possible after the Registrant files its Form 10-K for its fiscal year ended April 30, 2006 with the Commission.

(d) Exhibits

2.1	The Amendment to Asset Purchase Agreement, dated as of September 8, 2006.

99.1	Press Release, dated September 11, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE COAT SYSTEMS, INC.

DATE: September 11, 2006	By:	/s/ Brian NeSmith Brian NeSmith Chief Executive Officer (Principal Executive Officer)

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INDEX TO EXHIBITS

Exhibit No.	Description
2.1	The Amendment to Asset Purchase Agreement, dated as of September 8, 2006.

99.1	Press Release, dated September 11, 2006.